SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of November [   ], 2011 between BioZone Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and [NAME] (including its respective successors and assigns, “Subscriber”).

WITNESSETH:

WHEREAS, the Company is offering (the “Offering”) in a private placement to “accredited investors” (as defined below) up to 1,000,000 shares of Common Stock, $.001 par value, of the Company (the “Shares”) at a purchase price of $0.50 per share (the “Purchase Price”);

WHEREAS, Subscriber desires to participate in the Offering and purchase that number of Shares set forth on the signature page hereof on the terms and conditions hereinafter set forth and on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

I.            SUBSCRIPTION FOR SHARES.

1.1           Subject to the terms and conditions hereinafter set forth, the Company will sell and issue to Subscriber and Subscriber will purchase the number of Shares set forth opposite Subscriber’s name on the signature page hereto for the purchase price of $0.50 per Share.

1.2           The Company shall deliver to Subscriber a certificate for the number of Shares in the amount being purchased by Subscriber, registered in the name of Subscriber against payment to the Company of the Purchase Price. Subscriber hereby authorizes and directs the Company to deliver the Shares to be issued to Subscriber pursuant to this Agreement directly to the residential or business address indicated on the signature page hereto.

II.           REPRESENTATIONS BY SUBSCRIBERS.

Subscriber represents and warrants to the Company as follows:

2.1           Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company; (ii) Subscriber may not be able to liquidate its investment; (iii) transferability of the Shares is extremely limited; and (iv) in the event of a disposition, Subscriber could sustain the loss of its entire investment.

2.4           Subscriber represents that Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Shares Act of 1933, as amended (the “Act”), and that Subscriber is able to bear the economic risk and illiquidity of an investment in the Shares.

2.5           Subscriber hereby acknowledges and represents that (i) Subscriber has prior investment experience, including investment in non-listed and unregistered securities, or that Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to Subscriber and to all other prospective investors to evaluate the merits and risks of such an investment on Subscriber’s behalf; (ii) Subscriber recognizes the highly speculative nature of an investment in the Shares; and (iii) Subscriber is able to bear the economic risk and illiquidity which Subscriber assumes by investing in the Shares.

2.6           Subscriber (i) hereby represents that Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which Subscriber has requested or desired to know; (ii) has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Shares; and (iii) has received any additional information which Subscriber has requested.

2.7           (a)           To the extent necessary, Subscriber has retained, at its own expense, and relied upon the advice of appropriate professionals regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Shares hereunder.

(b)           Subscriber covenants that no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith Subscriber did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (ii) attend any seminar, meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

2.8           Subscriber hereby acknowledges that the sale of Shares has not been reviewed by the United States Shares and Exchange Commission (the “SEC”) because of the Company’s representations that this sale of Shares is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Sections 3(b), 4(2) and 4(6) thereof and Regulation D promulgated under the Act.  In this connection, Subscriber hereby represents that Subscriber is purchasing the Shares for Subscriber’s own account for investment and not with a view toward the resale or distribution thereof to others.  Subscriber agrees that Subscriber will not sell or otherwise transfer the Shares unless they are registered under the Act or unless an exemption from such registration is available.

2.9           Subscriber understands and hereby acknowledges that the Shares it is purchasing are characterized as “restricted securities” under federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.  In this connection, Subscriber represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

2.10           Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Shares under the Act or any state securities or “blue sky” laws.  Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of Subscriber’s name only when Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws.

2.11           Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares indicating that such Shares have not been registered under the Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. Subscriber is aware that the Company will make a notation in its appropriate records and issue “stop transfer” instructions to its transfer agent with respect to the restrictions on the transferability of such Shares.

2.12           Subscriber represents that Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Shares subscribed for hereby.  This Agreement constitutes the legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms.

2.13           Subscriber, whose name appears on the signature line below, shall be the beneficial owner of the Shares for which Subscriber subscribes.

III.           PIGGYBACK REGISTRATION.

3.1           Notice of Piggyback Registration and Inclusion of Registrable Securities. Subject to the terms of this Agreement, in the event the Company decides to register any of its Common Stock (either for its own account or the account of a security holder), other than pursuant to a Registration Statement which exclusively relates to the registration of securities under an employee stock option, purchase, bonus or other benefit plan, then for so long as the Subscriber holds Shares, the Company will: (1) promptly give the Subscriber written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (2) include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Shares specified in a written request delivered to the Company by the Subscriber within 10 days after delivery of such written notice from the Company.

IV           MISCELLANEOUS

4.1  Subscriber hereby agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by Subscriber of any representation, warranty or covenant made by Subscriber.

4.2           This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

4.3           Upon the execution and delivery of this Agreement by Subscriber, this Agreement shall become a binding obligation of Subscriber with respect to the purchase of the Shares as herein provided, subject to acceptance by the Company.

4.4           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law.

4.5           All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows:

(a)           If to the Company, to BioZone Pharmaceuticals, Inc., 550 Sylvan Avenue, Suite 101, Englewood Cliffs, NJ 07632 Attention: Elliot Maza, Chief Executive Officer, or to such other address as the Company or the undersigned shall have designated to the other by like notice.

(b)           If to Subscriber, at his, her or its address set forth on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing by Subscriber.

The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

4.6           It is agreed that a waiver by any party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.7           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

4.8           This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

4.9           Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

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SUBSCRIBER COUNTERPART SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this agreement on the date set forth below.

SUBSCRIBER:

NAME

By:  _____________________________________
Name:
Title:

Date: ____________  ___, 2011

Telephone:            _______________________
Facsimile:             _______________________

Aggregate Purchase Price:

Divided by Purchase Price per Share:                                                                            ÷            $0.50

Equals Number of Shares:                                                                                                 =

Name in which securities should be issued:

COMPANY COUNTERPART SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date first written above.

BIOZONE PHARMACEUTICALS, INC

By: ___________________________________________
Elliot Maza
Chief Executive Officer and CFO